                                                               EXHIBIT 10.6


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT
AGREEMENT (this "Agreement"), is dated as of July 9, 1998, by and among AHL SERVICES, INC. ("AHL"), ARGENBRIGHT SECURITY, INC. ("Argenbright Security"), ARGENBRIGHT, INC. ("Argenbright Transportation"), ADI U.K. LIMITED ("ADI U.K."), AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED ("ADI Germany"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings"), and THE ADI GROUP LIMITED ("European Holdings") (each of AHL, Argenbright Security, Argenbright Transportation, ADI U.K., ADI Germany, U.S. Holdings, and European Holdings is sometimes individually referred to as a "Borrower" and collectively are referred to as the "Borrowers"), the financial institutions listed on the signature pages hereto as lenders (the "Lenders"), and First Union National Bank, a national banking association ("First Union"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         WHEREAS, First Union, First Union National Bank, London Branch, Bank of America, FSB, Wachovia Bank N.A., SunTrust Bank, Atlanta, NationsBank, N.A. and Bank of America National Trust and Savings Association, London Branch (such Lenders are referred to herein collectively as the "Existing Lenders"), the Administrative Agent and the Borrowers are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 1998 (the "Existing Credit Agreement"; and as amended by this Agreement, the "Amended Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement); and

         WHEREAS, the Borrowers, Lenders and Administrative Agent desire to enter into this Agreement to, among other things: amend the Existing Credit Agreement to, subject to certain terms and conditions contained herein, (i) increase the Aggregate Commitment from One Hundred Million Dollars ($100,000,000) to One Hundred Fifty Million Dollars ($150,000,000), to finance Acquisitions and to provide working capital for the Borrowers, (ii) increase the Foreign Currency Sublimit so that the limit on the Assigned Dollar Value of the principal amount of all Foreign Currency Loans made under the Revolving Facility is increased from Thirty-Five Million Dollars ($35,000,000) to Seventy-Five Million Dollars ($75,000,000), and (iii) modify certain of the financial and negative covenants contained therein.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Subject to the satisfaction of the condition precedent set forth in
Section 3 of this Agreement, the Borrowers, the Lenders and the Administrative Agent hereby agree that the Existing Credit Agreement be, and it hereby is, amended as follows:

         1.1 General. Upon and after the date hereof, all references to the Existing Credit Agreement in that document or in any other Loan Document shall mean the Existing Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Existing Credit Agreement, and, except as specifically provided in this Agreement, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         1.2 Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is further amended by amending and restating the following defined terms to read in their entirety as follows:

                           "Aggregate Commitment" means One Hundred Fifty
                  Million Dollars ($150,000,000).

                           "Foreign Currency Sublimit" means, with respect to
                  the Revolving Facility, the Assigned Dollar Value of Seventy-Five Million Dollars ($75,000,000), and with respect to the European Swingline Facility, the Assigned Dollar Value of Seven Million Five Hundred Thousand Dollars ($7,500,000), being the maximum aggregate Loans to be made in the Alternative Currency under the respective Facilities.

                           "LOC Committed Amount" means Ten Million Dollars
                  ($10,000,000), reflecting the Assigned Dollar Value of any Letters of Credit issued, extended or renewed in Alternative Currency.

         1.3 Amendments to Subsection 2.1. Section 2.1 of the Existing Credit Agreement is hereby amended by deleting the figure "$35,000,000" that appears in the proviso to the first sentence thereof and replacing it with the words "the Foreign Currency Sublimit applicable to the Revolving Facility".

         1.4 Amendments to Subsection 2.5. Section 2.5 of the Existing Credit Agreement is hereby amended by amending and restating clause (a) thereof to read in its entirety as follows:

                           (a) Issuance of Letters of Credit. Issuing Bank shall from time to time issue, extend or renew Letters of Credit that are payable in Dollars or Alternative Currency for the account of each of the Borrowers, upon such terms and conditions as Issuing Bank may then require; provided that
                  (i) the undrawn amount of outstanding Letters of Credit (reflecting the Assigned Dollar Value of any Letters of Credit issued, extended or renewed in Alternative Currency) shall at no time exceed the LOC Committed Amount, and (ii) the sum of (A) the aggregate principal amount of Revolving Loans outstanding (reflecting the Assigned Dollar Value of all Foreign Currency Loans), (B) the undrawn amount of outstanding Letters of Credit (reflecting the Assigned Dollar Value of any Letters of Credit issued, extended or renewed in Alternative Currency), and (C) the aggregate principal amount of outstanding Swingline Loans and (D) the Assigned Dollar Value of the aggregate European Swingline Loans outstanding shall all at no time exceed the Aggregate Commitment. No Letter of Credit shall have an original expiration date more than one year from the date of issuance or that extends beyond the Revolving Facility Termination Date. The joint and several reimbursement obligations of the Borrowers under any such Letters of Credit are to be Obligations hereunder, and the coming due of any reimbursement obligation under any such Letter of Credit shall be deemed to be a request for a Revolving Loan in the amount of such Obligation. If an Event of Default occurs or exists, or, if at the Revolving Facility Termination Date, there is outstanding a Letter of Credit that as originally issued or as extended had an expiry date extending beyond the Revolving Facility Termination Date, Borrowers, on demand, are to deliver to the Administrative Agent good funds equal to 100% of the maximum liability under all outstanding Letters of Credit, which funds are to be deposited in a separate, blocked account (the "Cash Collateral Account") maintained by Borrowers with the Administrative Agent and are to be held in the Cash Collateral Account for the benefit of the Lenders as cash collateral for the Borrowers' joint and several reimbursement obligations and the other Obligations.

         1.5 Amendments to Subsection 3.1(b). Section 3.1(b) of the Existing Credit Agreement is hereby amended by amending and restating clause
(v) thereof to read in its entirety as follows:

                           (v) at any time there shall be no more than ten Tranches of LIBOR Rate Loans (excluding European Swingline Loans made as LIBOR Rate Loans) under the Revolving Facility, no more than five of which Tranches may be Foreign Currency Loans (excluding European Swingline Loans made as LIBOR Rate Loans); for purposes of this provision, a "Tranch" of Loan shall refer to Loans with Interest Periods beginning and ending on the same date;

         1.6 Amendments to Subsection 8.1. Section 8.1 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           SECTION 8.1 Capitalization Ratio. At any date
                  on or prior to December 31, 1998, permit the ratio of Consolidated Total Indebtedness to Total Capitalization to be more than 0.60 to 1.00, and at any date after December 31, 1998, permit the ratio of Consolidated Total Indebtedness to Total Capitalization to be more than 0.50 to 1.00.

         1.7 Amendments to Subsection 9.1. Section 9.1 of the Existing Credit Agreement is hereby amended by adding and restating clause (h) thereof to read in its entirety as follows:

                  (h) Debt constituting seller financing incurred in connection with a purchase or acquisition permitted by Section 9.4(g), and unsecured Debt for borrowed money of any Foreign Borrower so long as the proceeds of which are used solely for working capital and general corporate purposes by such Foreign Borrower, provided that the aggregate principal amount of all such Debt referred to above in this clause (h) outstanding at any time does not to exceed the Assigned Dollar Value of $10,000,000;

         1.8 Amendments to Subsection 9.4(g). Section 9.4(g) of the Existing Credit Agreement is hereby amended as follows:

                  (a) clause (iii) of Section 9.4(g) is hereby amended and restated in its entirety as follows:

                                    (iii)    (A) on and prior to December
                           31, 1998, the aggregate consideration (including any indebtedness assumed by AHL or any of its Subsidiaries in connection with such acquisition) for the acquisition does not equal or exceed $10,000,000, and (B) after December 31, 1998, the aggregate consideration (including any indebtedness assumed by AHL or any of its Subsidiaries in connection with such acquisition) for the acquisition does not exceed $15,000,000,

                  (b) clause (iv) of Section 9.4(g) is hereby amended and restated in its entirety as follows:

                                    (iv)     (A) the aggregate consideration
                           (including any indebtedness assumed by AHL or any of its Subsidiaries in connection with such acquisition) paid by AHL and its Subsidiaries for all such acquisitions consummated during the period commencing on July 1, 1998 through and including December 31, 1998, together with aggregate consideration (including any indebtedness assumed by AHL or any of its Subsidiaries in connection with such acquisition) for the acquisition, does not exceed $20,000,000, and (B) the aggregate consideration (including any indebtedness assumed by AHL or any of its Subsidiaries in connection with such acquisition) paid by AHL and its Subsidiaries for all such acquisitions during any Fiscal Year commencing with Borrowers' 1999 Fiscal Year (which begins on January 1, 1999), together with aggregate consideration (including any indebtedness assumed by AHL or any of its Subsidiaries in connection with such acquisition) for the acquisition, does not exceed (I) $30,000,000 if, after giving effect to any such acquisition on a pro forma basis, the ratio of Consolidated Total Indebtedness of AHL and its Subsidiaries as of the most recently ended fiscal quarter to Consolidated Pro Forma EBITDA of AHL and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such fiscal quarter end is equal to or greater than 2.00 to 1.00, and (II) $50,000,000 if, after giving effect to any such acquisition on a pro forma basis, the ratio of Consolidated Total Indebtedness of AHL and its Subsidiaries as of the most recently ended fiscal quarter to Consolidated Pro Forma EBITDA of AHL and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such fiscal quarter end is less than 2.00 to 1.00,

         1.9 Amendments to Disclosure Schedules. Schedule 1.1 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto and made a part hereof.


SECTION 2.     REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to the Lenders as follows:

         2.1 Authorization of Amendment, Etc. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2 Compliance of Amendment with Laws, Etc. The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

               (a) require any governmental approval or violate any applicable law relating to the Borrower;

               (b) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or bylaws of the Borrower, any material provisions of any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or any governmental approval relating to the Borrower, or

               (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

         2.3 Representations in Credit Agreement. Immediately prior to the effectiveness of this Agreement, all of the representations set forth in the Existing Credit Agreement were accurate in all material respects as of the date hereof. After giving effect to this Agreement, all of the representations and warranties set forth in the Amended Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date.

SECTION 3.     CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Agreement and each of the amendments set forth in Section 1 hereof is subject to the satisfaction in full of each of the following conditions precedent:

         3.1 Executed Loan Documents. This Agreement shall have been duly authorized and executed by the parties thereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no default shall exist thereunder, and the Borrowers and Lenders party thereto shall have delivered original counterparts thereof to the Administrative Agent.

         3.2 Delivery of New Notes. The Borrowers shall have duly executed and delivered (a) new Revolving Notes, each dated the date hereof, to each of the Lenders, and (b) a new Swingline Note and European Swingline Note, each dated the date hereof, to First Union, in form and substance satisfactory to each of the Lenders.


         SECTION 4.     MISCELLANEOUS

         4.1 Counterparts. This Agreement may be executed by each party to this Agreement upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

         4.2 Section References. The references in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

         4.3 Construction. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

         4.4 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                     [Signatures appear on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

                                      AHL SERVICES, INC.
                                      ("BORROWER")


                                      By:  /s/ David L. Gamsey
                                         ---------------------------------------
                                  Title: Vice President, Chief Financial Officer
                                         ---------------------------------------


                                               [CORPORATE SEAL]


                                      ARGENBRIGHT SECURITY, INC.
                                      ("BORROWER")


                                      By:  /s/ David L. Gamsey
                                         ---------------------------------------
                                  Title: Vice President, Chief Financial Officer
                                         ---------------------------------------


                                               [CORPORATE SEAL]


                                      ARGENBRIGHT, INC.
                                      ("BORROWER")


                                      By:  /s/ David L. Gamsey
                                         ---------------------------------------
                                  Title: Vice President, Chief Financial Officer
                                         ---------------------------------------


                                               [CORPORATE SEAL]

                                      ADI U.K. LIMITED
                                      ("BORROWER")


                                      By:  /s/ David L. Gamsey
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------


                                               [CORPORATE SEAL]

                                         AVIATION DEFENCE INTERNATIONAL
                                         GERMANY LIMITED
                                         ("BORROWER")


                                         By:  /s/ David L. Gamsey
                                            -----------------------------------
                                         Title: Director
                                               --------------------------------


                                                  [CORPORATE SEAL]


                                         ARGENBRIGHT HOLDINGS LIMITED
                                         ("BORROWER")


                                         By:  /s/ David L. Gamsey
                                            -----------------------------------
                                         Title: Vice President, Chief Financial
                                               --------------------------------
                                                Officer
                                               --------------------------------

                                                  [CORPORATE SEAL]


                                         THE ADI GROUP LIMITED
                                         ("BORROWER")


                                         By:  /s/ David L. Gamsey
                                            -----------------------------------
                                         Title: Director
                                               --------------------------------


                                                  [CORPORATE SEAL]


                                         FIRST UNION NATIONAL BANK, as
                                         Administrative Agent and Lender


                                         By:  /s/ Grace R. Jackson
                                            -----------------------------------
                                         Title: Vice President
                                               --------------------------------

                                   FIRST UNION NATIONAL BANK,
                                   LONDON BRANCH, as European Swingline Lender


                                   By:  /s/ Claire Hatherley
                                      ----------------------------------------
                                   Title: AVP Corporate Banking
                                         -------------------------------------


                                   BANK OF AMERICA, FSB, as Lender


                                   By:  /s/ Calvin E. Blount, Jr.
                                      ----------------------------------------
                                   Title: Vice President
                                         -------------------------------------


                                   WACHOVIA BANK, N.A., as Lender


                                   By:  /s/ Douglas L. Strickland
                                      ----------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   SUNTRUST BANK, ATLANTA, as Lender


                                   By:  /s/ Daniel S. Komitor
                                      ----------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   By:  /s/ R. Michael Dunlap
                                      ----------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   NATIONSBANK, N.A., as Lender


                                   By:  /s/ Melinda M. Bergbom
                                      ----------------------------------------
                                   Title: Senior Vice President
                                         -------------------------------------



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


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, LONDON
                                  BRANCH, as Lender for Revolving Loans made in Alternative Currencies


                                  By:  /s/
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------


                                  FLEET NATIONAL BANK, as Lender


                                  By:  /s/ Thomas Engels
                                     -----------------------------------------
                                  Title: Vice President
                                        --------------------------------------


                                  Address:       One Federal Street
                                                 MA OF DO 4J
                                  Telecopier:    617-346-4667


                                  DRESDNER BANK AG, NEW YORK AND GRAND
                                  CAYMAN BRANCHES, as Lender


                                  By:  /s/ Deborah Slusarczyk
                                     -----------------------------------------
                                  Title: Vice President
                                        --------------------------------------

                                  By:  /s/ A. R. Morris
                                     -----------------------------------------
                                  Title: First Vice President
                                        --------------------------------------

                                  Address:       75 Wall Street
                                                 New York, New York 10005
                                  Telecopier:    212-429-2524

                                   EXHIBIT A

                     SCHEDULE 1.1: LENDERS AND COMMITMENTS


    Lenders                Commitment            Commitment
    -------                ----------            Percentage
                           (Dollars)             ----------
-------------------------------------------------------------------
First Union National       $ 35,000,000            23.333%
Bank and its Lender
Affiliates
-------------------------------------------------------------------
Wachovia Bank N.A.         $ 25,000,000            16.667%

-------------------------------------------------------------------
SunTrust Bank, Atlanta     $ 25,000,000            16.667%

-------------------------------------------------------------------
NationsBank, N.A.          $ 20,000,000            13.333%
-------------------------------------------------------------------
Fleet National Bank        $ 17,000,000            11.333%
-------------------------------------------------------------------
Dresdner Bank AG,          $ 15,000,000           10.0000%
New York and Grand
Cayman Branches
-------------------------------------------------------------------
                           $ 13,000,000             8.667%
Bank of America, FSB
and its Lender
Affiliates

-------------------------------------------------------------------
TOTAL:                     $150,000,000               100%



-------------------------------------------------------------------